UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-10467
Causeway Capital Management Trust
(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, Suite 1500
Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-866-947-7000
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.
Table of Contents

Letter to Shareholders	2

Schedule of Investments	7

Sector Diversification	13

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Notice to Shareholders	29

Trustees and Officers Information	30

Disclosure of Fund Expenses	33

Statement Regarding Basis for Approval of Investment Advisory Agreement	35

Letter to Shareholders
For the fiscal year ended September 30, 2010, Causeway Emerging Markets Fund’s Institutional Class returned 24.59% and Investor Class returned 24.49% compared to the MSCI Emerging Markets Index (“EM Index”) return of 20.54%. Since the Fund’s inception on March 30, 2007, its average annual total return for the Institutional Class is 6.06% and for the Investor Class is 6.02% compared to the EM Index average annual total return of 7.23%. At fiscal year-end, the Fund had net assets of $30 million.
Performance Review
We use a quantitative investment process to select stocks for the Fund. We analyze both “bottom-up” and “top-down” criteria. The bottom-up information we consider includes a company’s valuation multiples, earnings growth data, and stock price momentum. Our top-down process reviews a company’s country, sector, and macroeconomic information. We combine a company’s scores in each category to rank it in our investable universe. The highest ranking stocks become investment candidates for the Fund. In the fiscal year, our bottom-up process contributed to the Fund’s relative performance, meaning that the top ranked companies identified by our bottom-up process outperformed the lowest ranked companies. All three of our bottom-up criteria were positive, with the strongest performance coming from price momentum, followed by earnings growth data, and then valuation multiples. Our top-down criteria, which have smaller weights in the quantitative model, detracted from relative performance. Our macroeconomic analysis did the poorest, followed by country analysis, and then our sector indicators.
Fund holdings in the materials, capital goods, and automobiles & components industry groups added to performance relative to the performance of those industry groups in the EM Index, while holdings in the technology hardware &equipment, banks, and telecommunications industry groups detracted from relative performance gains during the period. At the stock level, some of the notable contributors to relative returns this fiscal year were food production company Charoen Pokphand Foods (Thailand), petrochemical company Honam Petrochemical (South Korea), automobile manufacturing company Dongfeng Motor Group (China), shipbuilding company Hyundai Heavy Industries (South Korea), and aluminum manufacturing company Hindalco Industries (India). The notable underperformers compared to the EM Index included laptop manufacturing company Quanta Computer (Taiwan), telecommunication services company KT (South Korea), pharmaceutical company American Oriental Bioengineering (China), shipbuilding company Hyundai Mipo Dockyard (South Korea), and computer storage manufacturing company Quanta Storage (Taiwan).
Most emerging market currencies which float freely (including the Brazilian real, Korean won, and Indian rupee) appreciated relative to the US dollar in the twelve months ended September 30, 2010. Most of that appreciation came during the final quarter of the period as investors increased their appetite for risk. In addition, Europe’s solvency problems receded and global growth, while anemic,
Causeway Emerging Markets Fund

was buttressed by accommodative monetary and fiscal policy measures particularly by authorities in the developed markets.
Significant Portfolio Changes
As a result of our quantitative security selection model that includes both bottom-up as well as top-down inputs, the Fund’s active exposure to several industries and countries changed during the fiscal year. The active weightings in the capital goods, real estate, and semiconductors & semiconductor equipment industry groups increased, while active weightings in the banks, software & services, and telecommunications services industry groups decreased. The largest changes in the Fund’s active country weightings (that is, compared to the country weightings in the EM Index) during the fiscal year included Russia (+2.21%), Turkey (+1.74%), China (+0.99%), Brazil (-3.40%), Mexico (-2.04%), and Hungary (-0.70%).
Significant net purchases this year included oil and natural gas exploration and production company, Gazprom OAO (Russia), telecommunications company, China Mobile, diesel engine manufacturing company, China Yuchai International (Singapore), telecommunications company, Axiata Group (Malaysia), pharmaceutical company Kalbe Farma (Indonesia) and engineering and construction company Aveng (South Africa). Largest sales during the period included utility Centrais Eletricas Brasileiras S.A. (Brazil), pharmaceutical company Teva Pharmaceutical Industries (Israel), precious metals mining company Grupo Mexico, diversified holding company Remgro (South Africa), iron ore mining company Sesa Goa (India), and chemical manufacturing company, LG Chemical (South Korea).
Investment Outlook
Globally, macroeconomic data point towards a continued muted economic recovery from the recession of 2008-2009. And if the recovery does falter, expectations are that governments will attempt various forms of stimulus- monetary, fiscal, conventional and unconventional. Data coming out of the emerging markets indicate that the underlying economic fundamentals are sound, especially in Asia, although there will likely be some slowdown next year. The largest countries in the region, China and India, are forecast to grow in the high single digit range through 2011 (based on consensus forecasts compiled by FX4Casts). Smaller economies such as Korea and Taiwan will also enjoy robust growth rates in calendar 2010 but will likely slow down to the mid-single digit range in calendar 2011. Latin America is also experiencing a strong growth trajectory. EEMEA (Eastern Europe, Middle East, and Africa) is experiencing more varied growth rates as a country such as Russia is forecast to grow at a mid-single digit growth rate this year while a country such as Hungary will only experience marginally positive gross domestic product growth in calendar 2010.
While the recovery in the developed world may have reached a plateau, which could result in policy measures such as quantitative easing, emerging market countries, for the most part, are likely to continue to withdraw stimulus as growth is much stronger and inflation is becoming somewhat problematic. In September, the Reserve Bank of India, for example, raised its key borrowing rate by 0.50% (50 basis points), which was greater than expected, and its key lending rate by 25 basis
Causeway Emerging Markets Fund

points. The country’s wholesale price index increased 8.5% year-over-year (“y/y”) in August, significantly above the trend of 5-5.5%. In Brazil, the central bank raised the reference Selic interest rate a total of 200 basis points over three consecutive months to 10.75%. Inflation, although it has come down, remains a problem in Brazil as the 4.7% y/y increase in prices in July is still above the central bank’s target of 4.5%. Another rate hike is expected in the fourth quarter of 2010. Monetary policy in most of EEMEA, on the other hand, is more accommodative as the economic recovery there is more precarious. Russia, Poland, and Turkey will most likely refrain from any monetary policy tightening in the near future. South Africa actually reduced its benchmark rate by 50 basis points to 6% in September, as inflation hit a four-year low of 3.7% in July, which is close to the lower end of the central bank’s target range of 3-6%.
The investment outlook for emerging markets looks mixed, mainly due to the considerable returns that the asset class has posted for the last 1½ years. From a relative valuation perspective versus developed equity markets, emerging markets do not appear nearly as compelling as they did in early 2009. The asset class no longer trades at a discount to the developed markets, which it did during the 1990s and during much of the 2000s. From the standpoint of growth, the outlook is mixed. From a bottom-up shorter-term perspective, we are seeing more upgrades of developed market companies by sell-side analysts compared to emerging market companies, which is a reverse of what occurred last year. From a longer-term top-down perspective, gross domestic product growth rates for emerging countries are significantly higher than for developed countries. The risk aversion indicators that we monitor also have a mixed prognosis. Both the S&P 500 volatility index (VIX) and JP Morgan emerging markets bond index (EMBI) spread compared to U.S. Treasuries signal that investors are no longer fearful, which they were during the 2008-2009 crisis and which is good for the subsequent outperformance of risky investments such as emerging markets stocks. On the other hand, investors are not complacent either, which would be a bearish signal for the asset class. The main indicator that favors the outperformance of emerging markets is plentiful global liquidity. Short-term interest rates are low, therefore, the cost of borrowing money is inexpensive, which is good for high risk, high reward assets. Long-term interest rates are also falling, especially in the US. Under normal circumstances, this would be bearish as it indicates muted global growth going forward, but in the current environment it is occurring because the bond market expects quantitative easing, which is bullish.
Our investment process combines value, growth, and momentum factors, while monitoring the portfolio’s exposure to quality factors. Value had a positive performance during the last twelve months and we expect it to continue to contribute to active return, as we do not foresee a repeat of the crisis of 2008 in the near future. Value usually underperforms during crisis periods because investors seek the safety of high quality stocks, which typically trade at a valuation premium. We have been increasing the exposure of our earnings growth factors, which had good performance during the period. We believe that these factors will do well in the current environment, which we would characterize as one of slowing earnings growth. In such circumstances, investors typically seek out those companies that still have strong growth prospects. In addition, we have a modest positive exposure to our quality factors. While we do not expect a repeat of the 2008 crisis, we are
Causeway Emerging Markets Fund

certainly not in the environment that we witnessed in 2009, when emerging markets’ growth rates bounced back strongly, which is an environment when quality factors typically underperform.
We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager
October 14, 2010
The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.
Causeway Emerging Markets Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund,
Institutional Class shares and Investor Class shares versus the MSCI Emerging Markets Index
The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).
Causeway Emerging Markets Fund

Schedule of Investments (000)*
September 30, 2010

Causeway Emerging Markets Fund	Number of Shares	Value

Common Stock
Brazil — 11.3%
Banco Bradesco SA ADR	14,038	$251
Banco do Brasil SA	21,000	395
Cia de Bebidas das Americas ADR	900	111
Cia de Saneamento Basico do Estado de Sao Paulo ADR	12,200	555
Cia de Saneamento de Minas Gerais	12,600	193
Itau Unibanco Banco Multiplo SA ADR	6,485	157
Petroleo Brasileiro SA ADR	14,400	479
Souza Cruz SA	7,300	369
Tele Norte Leste Participacoes SA ADR	22,700	320
Vale SA, Class B ADR	19,000	594

		3,424

Chile — 0.6%
Centros Comerciales Sudamericanos SA	10,526	71
SACI Falabella	11,352	111

		182

China — 16.1%
American Oriental Bioengineering Inc.[1]	28,000	68
Bank of China Ltd., Class H	1,275,000	666
China Construction Bank Corp., Class H	802,000	701
China Mobile Ltd. ADR	17,800	910
China Petroleum & Chemical Corp. ADR	7,900	697
China Railway Construction Corp. Ltd., Class H	67,000	90
China Zhongwang Holdings Ltd.	284,800	176
Dongfeng Motor Group Co. Ltd., Class H	118,000	240
FerroChina Ltd.[1,2,3]	258,000	—
Great Wall Motor Co. Ltd., Class H	133,000	359
Harbin Power Equipment, Class H	52,000	64
Industrial & Commercial Bank of China, Class H	369,000	274
Renhe Commercial Holdings Co. Ltd.	1,592,000	297
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (continued)
September 30, 2010

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)
Shenzhen Investment Ltd.	712,000	$255
Soho China Ltd.	137,500	98

		4,895

Hong Kong — 2.2%
Bosideng International Holdings Ltd.	854,000	370
Hopson Development Holdings Ltd.	80,000	89
Kingboard Chemical Holdings Ltd.	39,000	197

		656

India — 7.7%
Bank of India	31,119	361
Bharat Petroleum Corp. Ltd.	12,370	208
Hindalco Industries Ltd.	141,009	622
IDBI Bank Ltd.	152,283	520
Oil & Natural Gas Corp. Ltd.	11,632	367
Satyam Computer Services Ltd.[1]	33,314	67
Tata Motors Ltd.	7,818	193

		2,338

Indonesia — 3.5%
Astra International	73,500	467
Gajah Tunggal	608,000	135
Kalbe Farma	1,627,000	465

		1,067

Malaysia — 2.5%
Affin Holdings Bhd	214,700	217
Axiata Group Bhd[1]	301,300	428
PLUS Expressways Bhd	90,100	122

		767

Mexico — 2.2%
Alfa SAB de CV, Class A	7,800	60
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (continued)
September 30, 2010

Causeway Emerging Markets Fund	Number of Shares	Value

Mexico — (continued)
America Movil SAB de CV ADR, Class L	5,095	$272
Embotelladoras Arca SAB de CV	45,200	184
Grupo Mexico SAB de CV ADR, Class B	50,594	146

		662

Poland — 2.8%
KGHM Polska Miedz SA	15,835	635
Polski Koncern Naftowy Orlen SA1	16,612	228

		863

Russia — 7.2%
LUKOIL ADR	12,675	722
Gazprom OAO	33,594	174
Gazprom OAO ADR	39,215	826
Surgutneftegas ADR	23,300	219
Tatneft ADR	7,800	244

		2,185

Singapore — 2.4%
China Yuchai International Ltd.	23,300	446
Yangzijiang Shipbuilding Holdings Ltd.	207,000	277

		723

South Africa — 6.1%
Aveng Ltd.	71,353	445
British American Tobacco PLC	1,090	41
Growthpoint Properties Ltd.	114,305	282
Liberty Holdings Ltd.	2,884	29
Massmart Holdings Ltd.	5,896	125
Metropolitan Holdings Ltd.	123,982	292
Redefine Properties Ltd.	127,458	148
Remgro Ltd.	1,946	31
Sanlam Ltd.	84,224	317
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (continued)
September 30, 2010

Causeway Emerging Markets Fund	Number of Shares	Value

South Africa — (continued)
Shoprite Holdings Ltd.	10,675	$151
Trans Hex Group Ltd.[1]	114	—

		1,861

South Korea — 13.4%
Busan Bank	4	—
Daishin Securities Co. Ltd.	27,170	357
Hana Financial Group Inc.	8,350	248
Hansol Paper Co.	14,960	176
Honam Petrochemical Corp.	2,240	418
Hyundai Heavy Industries	1,872	538
Kia Motors Corp.	2,800	90
KT Corp.	5,100	204
LG Chemical Ltd.	263	77
LG Display Co. Ltd. ADR	27,300	476
Poongsan Corp.	9,990	380
Samsung Electronics Co. Ltd.	1,501	1,022
Youngone Corp.	2,984	79

		4,065

Taiwan — 11.2%
Ability Enterprise Co. Ltd.	123,000	204
Altek Corp.	229	—
Asia Optical Co. Inc.[1]	70	—
China Development Financial Holding Corp.	735,000	213
China Petrochemical Development Corp.[1]	156,000	112
Chong Hong Construction Co.	27,540	66
Compal Electronics Inc.	380,316	456
Coretronic Corp.	100,000	154
Farglory Land Development Co. Ltd.	26,000	63
Gigabyte Technology Co. Ltd.	313,000	305
Grand Pacific Petrochemical	344,000	166
Highwealth Construction Corp.	82,000	132
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (continued)
September 30, 2010

Causeway Emerging Markets Fund	Number of Shares	Value

Taiwan — (continued)
HON HAI Precision Industry Co. Ltd.	2,040	$8
HTC Corp.	1,000	23
Huaku Development Co. Ltd.	23,000	64
Hung Poo Real Estate Development Corp.	58,000	81
Hung Sheng Construction Co. Ltd.	200	—
Inventec Co. Ltd.	128,150	67
Lite-On Technology Corp.	162,529	205
Phihong Technology Co. Ltd.	98,000	148
Quanta Computer Inc.	162,060	263
Radium Life Tech Co. Ltd.	37,880	51
Taiwan Cooperative Bank	27,600	20
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	43,902	445
Tsann Kuen Enterprise Co. Ltd.	2,180	4
Wistron Corp.	75,600	138

		3,388

Thailand — 1.8%
Bangkokland PCL[1]	1,089,000	29
Charoen Pokphand Foods	505,500	421
Thanachart Capital	62,200	84
Thoresen Thai Agencies PCL	20	—

		534

Turkey — 3.4%
Aksa Akrilik Kimya Sanayii	46,939	103
Selcuk Ecza Deposu Ticaret ve Sanayi AS	36,520	64
Tupras Turkiye Petrol Rafine	14,008	377
Turk Hava Yollari[1]	51,848	212
Turk Sise ve Cam Fabrikalari AS1	87,863	157
Vestel Elektronik Sanayi[1]	69,544	116

		1,029

Total Common Stock (Cost $24,716) — 94.4%		28,639

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Schedule of Investments (000)* (concluded)
September 30, 2010

Causeway Emerging Markets Fund	Number of Shares	Value

Preferred Stock
Brazil — 2.7%
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	22,429	$399
Investimentos Itau SA	40,156	305
Suzano Papel e Celulose SA	13,700	129
Telemar Norte Leste SA	9	—

		833

South Korea — 1.9%
Hyundai Motor Co.	11,742	567

Total Preferred Stock (Cost $1,306) — 4.6%		1,400

Short-Term Investment
Dreyfus Cash Management, Institutional Class, 0.210%**	226,810	227

Total Short-Term Investment (Cost $227) — 0.7%		227

Total Investments — 99.7% (Cost $26,249)		30,266

Other Assets in Excess of Liabilities — 0.3%		84

Net Assets — 100.0%		$30,350

*	Except for share data.

**	The rate shown represents the 7-day effective yield as of September 30, 2010.

1	Non-income producing security.

2	Securities considered illiquid. The total market value of such securities as of September 30, 2010 was $ — and represented 0.0% of net assets.

3	Security is fair valued at zero due to company’s insolvency.

ADR	American Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Sector Diversification
As of September 30, 2010, the sector diversification was as follows (Unaudited):

	Common	Preferred	% of
Causeway Emerging Markets Fund	Stock	Stock	Net Assets

Financials	22.4%	1.0%	23.4%
Energy	15.0	0.0	15.0
Information Technology	13.3	0.0	13.3
Materials	11.5	0.4	11.9
Industrials	8.5	0.0	8.5
Consumer Discretionary	7.4	1.9	9.3
Telecommunications Services	7.0	0.0	7.0
Consumer Staples	5.1	0.0	5.1
Utilities	2.5	1.3	3.8
Health Care	1.7	0.0	1.7

Total	94.4	4.6	99.0

Short-Term Investment			0.7

Other Assets in Excess of Liabilities			0.3

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Statement of Assets and Liabilities (000)*

Causeway
Emerging
Markets Fund
9/30/10
Assets:
Investments at Value (Cost $26,249)	$30,266
Receivable for Investment Securities Sold	1,624
Receivable for Dividends and Interest	137
Receivable for Fund Shares Sold	116
Prepaid Expenses	9
Foreign Currency (Cost $8)	8
Receivable for Tax Reclaims	1

Total Assets	32,161

Liabilities:
Payable for Investment Securities Purchased	1,673
Accumulated Foreign Capital Gains Tax on Appreciated Securities	57
Payable for Shareholder Service Fees — Investor Class	1
Payable due to Administrator	1
Payable for Trustees’ Fees	1
Other Accrued Expenses	78

Total Liabilities	1,811

Net Assets	$30,350

Net Assets:
Paid-in Capital (unlimited authorization — no par value)	$36,266
Undistributed Net Investment Income	442
Accumulated Net Realized Loss on Investments	(10,323)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(57)
Net Unrealized Appreciation on Investments	4,017
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	5

Net Assets	$30,350

Net Asset Value Per Share (based on net assets of $21,599,394 ÷ 1,951,562 shares) — Institutional Class	$11.07

Net Asset Value Per Share (based on net assets of $8,750,126 ÷ 785,645 shares) — Investor Class	$11.14

*	Except for Net Asset Value data.
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Statement of Operations (000)

Causeway
Emerging
Markets Fund
10/01/09 to
9/30/10
Investment Income:
Dividend Income (net of foreign taxes withheld of $132)	$897

Total Investment Income	897

Expenses:
Investment Advisory Fees	283
Custodian Fees	66
Transfer Agent Fees	53
Professional Fees	52
Registration Fees	28
Printing Fees	24
Administration Fees	15
Shareholder Service Fees — Investor Class	7
Trustees’ Fees	4
Other Fees	31

Total Expenses	563
Less:
Waiver of Investment Advisory Fees	(174)

Net Expenses	389

Net Investment Income	508

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	3,474
Net Realized Loss from Foreign Currency Transactions	(43)
Net Change in Unrealized Appreciation on Investments	2,706
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	9
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(10)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	6,136

Net Increase in Net Assets Resulting from Operations	$6,644

The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

Statement of Changes in Net Assets (000)

	Causeway Emerging Markets Fund
	10/01/09 to	10/01/08 to
	9/30/10	9/30/09
Operations:
Net Investment Income	$508	$646
Net Realized Gain (Loss) from Security Transactions	3,474	(12,212)
Net Realized Loss from Foreign Currency Transactions	(43)	(120)
Net Change in Unrealized Appreciation on Investments	2,706	16,839
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	9	(59)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(10)	21

Net Increase in Net Assets Resulting from Operations	6,644	5,115

Dividends and Distributions to Shareholders:
Dividends from Net Investment Income:
Institutional Class	(609)	(544)
Investor Class	(159)	(47)

Total Dividends from Net Investment Income	(768)	(591)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(9,320)	(2,913)
Redemption Fees(2)	2	5

Total Increase (Decrease) in Net Assets	(3,442)	1,616

Net Assets:
Beginning of Year	33,792	32,176

End of Year	$30,350	$33,792

Undistributed Net Investment Income	$442	$512

(1)	See Note 7 in the Notes to Financial Statements.

(2)	See Note 2 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
Causeway Emerging Markets Fund

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Financial Highlights
For the year or period ended September 30,
For a Share Outstanding Throughout the Periods

			Net Realized
			and
	Net Asset		Unrealized		Dividends	Distributions	Total
	Value,	Net	Gain	Total	from Net	from	Dividends
	Beginning	Investment	(Loss) on	from	Investment	Capital	and	Redemption
	of Period ($)	Income ($)	Investments ($)	Operations ($)	Income ($)	Gains ($)	Distributions ($)	Fees ($)

Causeway Emerging Markets Fund†
Institutional Class
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
2009	7.96	0.16	1.18	1.34	(0.15)	—	(0.15)	—
2008	13.26	0.31	(5.00)	(4.69)	(0.21)	(0.40)	(0.61)	—
2007(1)	10.00	0.08	3.18	3.26	—	—	—	—
Investor Class
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—
2009	7.97	0.17	1.19	1.36	(0.12)	—	(0.12)	—
2008	13.29	0.22	(4.94)	(4.72)	(0.20)	(0.40)	(0.60)	—
2007(1)	10.00	0.06	3.23	3.29	—	—	—	—

(1)	Commenced operations on March 30, 2007. All ratios for the period are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund

				Ratio of
				Expenses	Ratio
				to Average	of Net
		Net Assets	Ratio of	Net	Investment
Net Asset		End of	Expenses to	Assets	Income	Portfolio
Value, End	Total	Period	Average Net	(Excluding	to Average	Turnover
of Period ($)	Return (%)	($000)	Assets (%)	Waivers) (%)	Net Assets (%)	Rate (%)

11.07	24.59	21,600	1.35	1.96	1.75	83
9.15	18.25	29,754	1.35	1.88	2.46	92
7.96	(37.10)	28,851	1.35	1.56	2.69	100
13.26	32.60	22,376	1.35	3.24	1.44	77

11.14	24.49	8,750	1.46	2.11	1.96	83
9.21	18.15	4,038	1.45	1.98	2.61	92
7.97	(37.22)	3,325	1.60	1.82	1.79	100
13.29	32.90	4,517	1.58	3.16	1.02	77
The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund

Notes to Financial Statements
1. Organization
Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund.
Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.
Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.

Causeway Emerging Markets Fund

Notes to Financial Statements
(continued)
When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2010:

Investments in	Level 1	Level 2†	Level 3	Total
Securities	(000)	(000)	(000)	(000)

Common Stock
Brazil	$3,424	$—	$—	$3,424
Chile	182	—	—	182
China	1,675	3,220	—	4,895
Hong Kong	—	656	—	656
India	—	2,338	—	2,338
Indonesia	—	1,067	—	1,067
Malaysia	—	767	—	767
Mexico	662	—	—	662
Poland	—	863	—	863
Russia	219	1,966	—	2,185
Singapore	446	277	—	723
South Africa	—	1,861	—	1,861
South Korea	476	3,589	—	4,065
Taiwan	445	2,943	—	3,388
Thailand	29	505	—	534
Turkey	—	1,029	—	1,029

Total Common Stock	$7,558	$21,081	$—	$28,639
Preferred Stock
Brazil	$833	$—	$—	$833
South Korea	—	567	—	567

Total Preferred Stock	$833	$567	$—	$1,400
Short-Term Investment
United States	$227	$—	$—	$227

Total Investments in Securities	$8,618	$21,648	$—	$30,266

†	Represents securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

Causeway Emerging Markets Fund

Notes to Financial Statements
(continued)
As of and for the year ended September 30, 2010, the fair value of Level 3 assets was $0.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
For the year ended September 30, 2010, there were no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.
Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars on the following basis:
(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Causeway Emerging Markets Fund

Notes to Financial Statements
(continued)
Foreign Currency Exchange Contracts — When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.
Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.
Dividends and Distributions — Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
Redemption Fee — The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the year ended September 30, 2010, the Institutional Class and Investor Class retained $0 and $2,303 in redemption fees, respectively.
3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2012 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. For the year ended September 30, 2010, the Adviser waived $174,356.

Causeway Emerging Markets Fund

Notes to Financial Statements
(continued)
The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2010, the Investor Class paid 0.11% of average daily net assets under this plan.
The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.
The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2010, approximately $1.237 million of net assets were held by affiliated investors.
4. Investment Transactions
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2010, for the Fund were as follows:

Purchases	Sales
(000)	(000)

$23,406	$33,177
5. Risks of Foreign Investing
Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
6. Federal Tax Information
The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is

Causeway Emerging Markets Fund

Notes to Financial Statements
(continued)
required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.
The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2010, non-U.S. taxes paid on realized gains were $5,457 and non-U.S. taxes accrued on unrealized gains were $57,321.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.
Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassifications of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2010 (000):

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$190	$(190)
These reclassifications had no impact on net assets or net asset value per share.
The tax character of dividends and distributions declared during the fiscal years ended September 30, 2010, and September 30, 2009 were as follows (000):

	Ordinary	Long-Term
	Income	Capital Gain	Total

2010	$768	$—	$768
2009	591	—	591
As of September 30, 2010, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$678
Capital Loss Carryforwards	(9,974)
Unrealized Appreciation	3,408
Post-October Capital Losses	—
Post-October Currency Losses	(28)

Total Accumulated Losses	$(5,916)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2009 through September 30, 2010 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Causeway Emerging Markets Fund

Notes to Financial Statements
(continued)
For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2010 (000):

Expiring in Fiscal Year	Amount

2017	$2,906
2018	7,068

Total capital loss carryforwards	$9,974

At September 30, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

			Net
Federal	Appreciated	Depreciated	Unrealized
Tax Cost	Securities	Securities	Appreciation

$26,806	$5,914	$(2,454)	$3,460
7. Capital Shares Issued and Redeemed (000)

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	45	$429	767	$4,634
Shares Issued in Reinvestment of Dividends and Distributions	62	595	102	537
Shares Redeemed	(1,408)	(13,941)	(1,242)	(7,927)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(1,301)	(12,917)	(373)	(2,756)

Investor Class:
Shares Sold	583	5,888	360	2,331
Shares Issued in Reinvestment of Dividends and Distributions	17	156	9	45
Shares Redeemed	(253)	(2,447)	(348)	(2,533)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	347	3,597	21	(157)

Decrease in Shares Outstanding from Capital Share Transactions	(954)	$(9,320)	(352)	$(2,913)

Causeway Emerging Markets Fund

Notes to Financial Statements
(continued)
8. Significant Shareholder Concentration
As of September 30, 2010, one of the Fund’s shareholders owned 32% of net assets.
9. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Emerging Markets Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Causeway Emerging Markets Fund
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Emerging Markets Fund (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Los Angeles, California
November 24, 2010

Causeway Emerging Markets Fund

Notice to Shareholders (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Please consult your tax adviser for proper treatment of this information.
For the fiscal year ended September 30, 2010, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)
Long Term	Ordinary			Dividends (1)
Capital Gains	Income	Tax Exempt	Total	for Corporate
Distributions	Distributions	Distributions	Distributions	Dividends Received
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Deduction
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)	(I)
Qualified
Short-Term
Qualified	Foreign	Interest	Capital
Dividend	Tax	Related	Gain
Income	Credit	Dividends	Dividends
51.30%	10.31%	0.00%	0.00%
Foreign taxes accrued during the fiscal year ended September 30, 2010, amounted to $88,269 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 — Dividend for the year ending December 31, 2010. In addition, for the fiscal year ended September 30, 2010, gross income derived from sources within foreign countries amounted to $493,250 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.
Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.
Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.
Item (G) is based on a percentage of ordinary income distributions of the Fund.
Item (H) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.
Item (I) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.

Causeway Emerging Markets Fund

Trustees and Officers Information (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trustee who is deemed to be an “interested person” of the Trust is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling
1-866-947-7000.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

INDEPENDENT TRUSTEES

John A. G. Gavin Age: 79	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings (international consulting and investment holding company) (since 1968); Senior Counselor, Hicks TransAmerica Partners (private equity investment firm) (since 2001).	4	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and
					Wiley Funds

John R. Graham Age: 49	Trustee	Since 10/08	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	4	none

Lawry J. Meister Age: 48	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995).	4	none

Eric H. Sussman Age: 44	Trustee; Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Tenured Lecturer, Anderson Graduate School of Management, University of California, Los Angeles (since 1995); President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	4	Trustee, Presidio Funds (until 2010)

INTERESTED TRUSTEE[5]

Mark D. Cone Age: 42	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	4	none

Causeway Emerging Markets Fund

Trustees and Officers Information (Unaudited)
(continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

OFFICERS

Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	President and Secretary	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 48	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson(6) One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Joseph M. Gallo(6) One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, ICMA Retirement Corporation (2004-2007).	N/A	N/A

Carolyn F. Mead(6) One Freedom Valley Drive Oaks, PA 19456 Age: 54	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

Causeway Emerging Markets Fund

Trustees and Officers Information (Unaudited)
(concluded)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

Bernadette Sparling(6) One Freedom Valley Drive Oaks, PA 19456 Age: 33	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]	Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]	The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2010, the Trust Complex consisted of one investment company with four portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund and the International Opportunities Fund.

[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway Emerging Markets Fund

Disclosure of Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.
Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund

Disclosure of Fund Expenses (Unaudited)
(concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	4/1/10	9/30/10	Ratios	Period*

Causeway Emerging Markets Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,105.90	1.35%	$7.13
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.30	1.35%	$6.83

Causeway Emerging Markets Fund

Actual Fund Return
Investor Class	$1,000.00	$1,105.20	1.49%	$7.86
Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.60	1.49%	$7.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Causeway Emerging Markets Fund

Statement Regarding Basis for Approval of Investment Advisory Agreement (unaudited)
Emerging Markets Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was considered.
Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 2, 2010, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.
Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.
First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services. The Trustees

Causeway Emerging Markets Fund

Statement Regarding Basis for Approval of Investment Advisory Agreement (unaudited) (continued)
concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.
Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for the quarter-to-date, one-year, three-year, and since inception (3/30/07) periods ended June 30, 2010, compared to the MSCI Emerging Markets Index (the “Index”) and the mutual funds included in the Morningstar U.S. Open End Diversified Emerging Markets funds category of funds. The Trustees noted that the Fund’s performance for the current quarter and the one-year period had exceeded the Index and the average of the funds in the Morningstar category. They noted that the Fund’s annualized performance for the three-year and since-inception periods underperformed the Index, but outperformed the Morningstar category average, and concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.
Third, the Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was below the average and median advisory fees charged by funds in the Morningstar U.S. Open End Diversified Emerging Markets funds category, and its expense ratios, after application of the Adviser’s expense limit agreement, were well below the average and median of the funds in that Morningstar category. The Trustees noted that the Adviser did not manage assets of other clients pursuant to its emerging markets equity strategy, but compared the Fund’s advisory fee with the standard advisory fee charged by the Adviser to separate account and group trust clients. The Trustees noted that, although the separate account fee is lower than the advisory fee paid by the Fund, for accounts with assets over $100 million, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.
Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to

Causeway Emerging Markets Fund

Statement Regarding Basis for Approval of Investment Advisory Agreement (unaudited) (concluded)
the Trustees was reasonable. They noted that, due to the expense limit agreement, the Adviser experienced significant losses managing the Fund in the past year, and that the Adviser’s sponsorship of the Fund, at least in the Fund’s early years, could involve significant further expenses to the Adviser.
Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale through the expense limit agreement and by devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders, and that the overall level of the advisory fees paid by the Fund was reasonable. They also noted that the Adviser, at least in the Fund’s early years, would incur significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund’s future potential asset growth.
Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits – the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.
Approval. At the August 2, 2010 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fees are reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2010.

Causeway Emerging Markets Fund

Notes

Notes

Investment Adviser:
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
To Obtain More Information:
Call 1-866-947-7000 or visit us online at www.causewayfunds.com
This material must be preceded or accompanied by a current prospectus.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s
Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.
CCM-AR-002-0400
Causeway Emerging Markets Fund

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2010, there were no material changes or waivers to the code of ethics.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2010 and 2009 were as follows:

			2010	2009
(a	)	Audit Fees	$128,900	$105,700
(b	)	Audit-Related Fees	None	None
(c	)	Tax Fees(1)	$27,700	$22,200
(d	)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews.
(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.
(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) For the fiscal year ended September 30, 2010, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $27,700 and $161,800, respectively. For the fiscal year ended September 30, 2009, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $22,200 and $168,500, respectively.
(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
See Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
(a) The registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by § 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant’s bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures since the registrant’s last filing on Form N-CSR.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President
Date: December 2, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President
Date: December 2, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer
Date: December 2, 2010

*	Print the name and title of each signing officer under his or her signature.